Exhibit 99.1

FOR IMMEDIATE RELEASE

STIFEL REPORTS SECOND QUARTER 2017 FINANCIAL RESULTS

•	Record net revenues of $725.6 million, increased 11.3% compared with the year-ago quarter and 7.4% sequentially.
•	Record net revenues and pre-tax operating income in Global Wealth Management.
•	Record net revenues in Institutional Group.
•	Net income available to common shareholders of $50.5 million, or $0.63 per diluted common share.
•	Non-GAAP net income available to common shareholders of $71.6 million, or $0.90 per diluted common share.
•	Record client assets of $258.1 billion, increased 14.2% compared with the year-ago quarter and 2.2% sequentially.

ST. LOUIS, July 31, 2017 – Stifel Financial Corp. (NYSE: SF) today reported net income available to common shareholders of $50.5 million, or $0.63 per diluted common share on record net revenues of $725.6 million for the three months ended June 30, 2017, compared with net income available to common shareholders of $9.8 million, or $0.13 per diluted common share, on net revenues of $652.1 million for the second quarter of 2016.

For the three months ended June 30, 2017, the Company reported non-GAAP net income available to common shareholders of $71.6 million, or $0.90 per diluted common share.

For the six months ended June 30, 2017, the Company reported net income available to common shareholders of $113.6 million, or $1.41 per diluted common share on record net revenues of $1.4 billion, compared with net income available to common shareholders of $36.8 million, or $0.48 per diluted share, on net revenues of $1.3 billion for the comparable period in 2016.

For the six months ended June 30, 2017, the Company reported non-GAAP net income available to common shareholders of $131.2 million, or $1.63 per diluted common share.

Chairman’s Comments

“We had a very strong quarter as we generated our third consecutive quarter of record net revenue and our non-GAAP pre-tax margins reached 16.3%, the highest level since the fourth quarter of 2010.  Our revenues benefited from another record quarter from Global Wealth Management and record net revenue in our Institutional Group  driven by record investment banking revenues.  Given the increased contributions from more stable revenue streams such as our bank and fee-based accounts, Stifel’s top and bottom lines are much better positioned to withstand the cyclicality in certain of our more transactional businesses then we were just a few years ago.  Additionally, this quarter illustrated the positive impact that our investments in our investment banking franchise can have our top and bottom lines, despite the challenging environment for institutional brokerage,” stated Ronald J. Kruszewski, Chairman & CEO of Stifel.

Financial Highlights (Unaudited)	Three Months Ended				Six Months Ended
(in 000s, except per share data)	6/30/17	6/30/16	3/31/17	Non-GAAP (1) 6/30/17	Non-GAAP (1) 6/30/17	Non-GAAP (1) 6/30/16
U.S. GAAP
Net revenues	$725,647	$652,145	$675,531	$725,647	$1,403,162	$1,272,119
Compensation ratio	62.5%	70.5%	64.6%	61.4%	61.9%	63.9%
Non-compensation ratio	26.0%	27.1%	23.7%	22.3%	22.6%	26.1%
Pre-tax operating margin	11.5%	2.4%	11.7%	16.3%	15.5%	10.0%
Net income	$52,811	$9,771	$65,512	$73,991	$135,840	$78,364
Preferred dividend	2,344	—	2,344	2,344	4,688	—
Net income available to common shareholders	$50,467	$9,771	$63,168	$71,647	$131,152	$78,364
Earnings per diluted common share	$0.66	$0.13	$0.81	$0.92	$1.69	$1.03
Earnings per diluted common share available to common shareholders	$0.63	$0.13	$0.78	$0.90	$1.63	$1.03

Brokerage Revenues

Brokerage revenues, defined as commissions and principal transactions, were $268.0 million, a 13.1% decrease compared with the second quarter of 2016 and an 8.3% decrease compared with the first quarter of 2017. Brokerage revenues generated by the Sterne businesses, which were sold in 2016, were $14.1 million during the second quarter of 2016.

	Three Months Ended
(in 000s)	6/30/17	6/30/16		% Change	3/31/17	% Change
Global Wealth Management brokerage revenues	$168,085	$172,179		(2.4)	$171,494	(2.0)

Institutional brokerage:
Equity	50,869	55,008		(7.5)	53,820	(5.5)
Fixed income	49,013	81,344		(39.7)	66,817	(26.6)
Total institutional brokerage	99,882	136,352		(26.7)	120,637	(17.2)
Total brokerage revenues	$267,967	$308,531	(2)	(13.1)	$292,131	(8.3)

•

Global wealth management brokerage revenues were $168.1 million, a 2.4% decrease compared with the second quarter of 2016 and a 2.0% decrease compared with the first quarter of 2017. Excluding the revenues from the Sterne businesses, global wealth brokerage revenues for the second quarter of 2017 increased 5.5% compared to the second quarter of 2016.

•	Institutional equity brokerage revenues were $50.9 million, a 7.5% decrease compared with the second quarter of 2016 and a 5.5% decrease compared with the first quarter of 2017.
•	Institutional fixed income brokerage revenues were $49.0 million, a 39.7% decrease compared with the second quarter of 2016 and a 26.6% decrease compared with the first quarter of 2017.

Investment Banking Revenues

Investment banking revenues were $185.3 million, a 39.2% increase compared with the second quarter of 2016 and a 46.0% increase compared with the first quarter of 2017.

	Three Months Ended
(in 000s)	6/30/17	6/30/16	% Change	3/31/17	% Change
Investment banking:
Capital raising:
Equity	$56,970	$37,638	51.4	$45,649	24.8
Fixed income	45,830	28,774	59.3	28,267	62.1
Capital raising	102,800	66,412	54.8	73,916	39.1
Advisory fees:	82,461	66,713	23.6	52,936	55.8
Total investment banking	$185,261	$133,125	39.2	$126,852	46.0
•	Equity capital raising revenues were $57.0 million, a 51.4% increase compared with the second quarter of 2016 and a 24.8% increase compared with the first quarter of 2017.
•	Fixed income capital raising revenues were $45.8 million, a 59.3% increase compared with the second quarter of 2016 and a 62.1% increase compared with the first quarter of 2017.
•	Advisory fee revenues were $82.5 million, a 23.6% increase compared with the second quarter of 2016 and a 55.8% increase compared with the first quarter of 2017.

Asset Management and Service Fee Revenues

Asset management and service fee revenues were a record $172.9 million, a 19.6% increase compared with the second quarter of 2016 and a 6.3% increase compared with the first quarter of 2017. The increase from the comparative period in 2016 is primarily attributable to the growth in the value of fee-based accounts and an increase in the Federal Funds rate, which increased fees earned on cash balances.

Net Interest Income

Record net interest income of $92.3 million, a 90.3% increase compared with the second quarter of 2016 and an 8.5% increase compared with the first quarter of 2017.

•

Interest income was $109.0 million, a 65.6% increase compared with the second quarter of 2016 and a 7.9% increase compared with the first quarter of 2017. Interest income was impacted by the continued growth of interest-earning assets.

•	Interest expense was $16.6 million, a 3.6% decrease compared with the second quarter of 2016 and a 4.7% increase compared with the first quarter of 2017.

Compensation and Benefits Expenses

For the quarter ended June 30, 2017, compensation and benefits expenses were $453.9 million, which included $8.0 million of merger-related and severance expenses. This compares with $460.0 million in the second quarter of 2016 and $436.4 million in the first quarter of 2017. Excluding merger-related expenses, compensation and benefits as a percentage of net revenues were 61.4% in the second quarter of 2017.

	Three Months Ended 6/30/17	Six Months Ended 6/30/17
GAAP compensation and benefits	$453,876	$890,263
As a percentage of net revenues	62.5%	63.5%
Non-GAAP adjustments: (3)
Merger-related	(5,551)	(15,356)
Severance	(2,420)	(6,955)
	(7,971)	(22,311)
Non-GAAP compensation and benefits	$445,905	$867,952
As a percentage of non-GAAP net revenues	61.4%	61.9%

Non-Compensation Operating Expenses

For the quarter ended June 30, 2017, non-compensation operating expenses were $188.6 million, which included litigation and merger-related expenses of $26.8 million. This compares with $176.3 million in the second quarter of 2016 and $160.1 million in the first quarter of 2017. Excluding litigation and merger-related expenses, non-compensation operating expenses as a percentage of net revenues for the quarter ended June 30, 2017 were 22.3%.

	Three Months Ended 6/30/17	Six Months Ended 6/30/17
GAAP non-compensation expenses	$188,573	$348,698
As a percentage of net revenues	26.0%	24.9%
Non-GAAP adjustments: (3)
Litigation and merger-related	(26,849)	(32,174)
Non-GAAP non-compensation expenses	$161,724	$316,524
As a percentage of non-GAAP net revenues	22.3%	22.6%

Provision for Income Taxes

The GAAP effective income tax rate for the quarter ended June 30, 2017 was 36.5%. This compares with an effective income tax rate of 38.1% for the second quarter of 2016 and 17.1% for the first quarter of 2017. The adjusted non-GAAP effective income tax rate for the quarter ended June 30, 2017 was 37.3%.

	Three Months Ended 6/30/17	Six Months Ended 6/30/17
GAAP provision for income taxes	$30,387	$43,894
GAAP effective tax rate	36.5%	27.1%
Non-GAAP adjustments: (3)
Litigation and merger-related and severance	13,428	21,840
Excess tax benefits from stock-based compensation (4)	212	17,155
	13,640	38,995
Non-GAAP provision for income taxes	$44,027	$82,889
Non-GAAP effective tax rate	37.3%	37.9%

Conference Call Information

Stifel Financial Corp. will host its second quarter 2017 financial results conference call on Monday, July 31, 2017, at 8:00 a.m. Eastern time. The conference call may include forward-looking statements.

All interested parties are invited to listen to Stifel’s Chairman and CEO, Ronald J. Kruszewski, by dialing (877) 876-9938 and referencing conference ID #51914622. A live audio webcast of the call, as well as a presentation highlighting the Company’s results, will be available through the Company's web site, www.stifel.com. For those who cannot listen to the live broadcast, a replay of the broadcast will be available through the above-referenced web site beginning approximately one hour following the completion of the call.

Company Information

Stifel Financial Corp. (NYSE: SF) is a financial services holding company headquartered in St. Louis, Missouri, that conducts its banking, securities, and financial services business through several wholly owned subsidiaries. Stifel’s broker-dealer clients are served in the United States through Stifel, Nicolaus & Company, Incorporated; Keefe Bruyette & Woods, Inc.; Miller Buckfire & Co., LLC; and Century Securities Associates, Inc.; and Eaton Partners LLC, and in the United Kingdom and Europe through Stifel Nicolaus Europe Limited. The Company’s broker-dealer affiliates provide securities brokerage, investment banking, trading, investment advisory, and related financial services to individual investors, professional money managers, businesses, and municipalities. Stifel Bank & Trust offers a full range of consumer and commercial lending solutions. Stifel Trust Company, N.A. and Stifel Trust Company Delaware, N.A. offer trust and related services. To learn more about Stifel, please visit the Company’s web site at www.stifel.com.

Forward-Looking Statements

This earnings release contains certain statements that may be deemed to be “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  All statements in this earnings release not dealing with historical results are forward-looking and are based on various assumptions.  The forward-looking statements in this earnings release are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements.  Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities:  the ability to successfully integrate acquired companies or the branch offices and financial advisors; a material adverse change in financial condition; the risk of borrower, depositor, and other customer attrition; a change in general business and economic conditions; changes in the interest rate environment, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies, or guidelines; changes in legislation and regulation; other economic, competitive, governmental, regulatory, geopolitical, and technological factors affecting the companies’ operations, pricing, and services; and other risk factors referred to from time to time in filings made by Stifel Financial Corp. with the Securities and Exchange Commission.  Forward-looking statements speak only as to the date they are made. Stifel Financial Corp. disclaims any intent or obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Summary Results of Operations (Unaudited)
	Three Months Ended					Six Months Ended
(in 000s, except per share amounts)	6/30/17	6/30/16	% Change	3/31/17	% Change	6/30/17	6/30/16	% Change
Revenues:
Commissions	$172,264	$182,104	(5.4)	$175,274	(1.7)	$347,538	$380,034	(8.6)
Principal transactions	95,703	126,426	(24.3)	116,857	(18.1)	212,560	247,374	(14.1)
Brokerage Revenues	267,967	308,530	(13.1)	292,131	(8.3)	560,098	627,408	(10.7)

Capital raising	102,800	66,412	54.8	73,916	39.1	176,716	119,716	47.6
Advisory fees	82,461	66,713	23.6	52,936	55.8	135,397	114,067	18.7
Investment banking	185,261	133,125	39.2	126,852	46.0	312,113	233,783	33.5
Asset management and service fees	172,914	144,567	19.6	162,739	6.3	335,653	289,099	16.1
Other income	7,198	17,405	(58.6)	8,752	(17.8)	15,950	24,595	(35.1)
Operating Revenue	633,340	603,627	4.9	590,474	7.3	1,223,814	1,174,885	4.2
Interest Revenue	108,951	65,780	65.6	100,953	7.9	209,904	128,607	63.2
Total Revenue	742,291	669,407	10.9	691,427	7.4	1,433,718	1,303,492	10.0
Interest Expense	16,644	17,262	(3.6)	15,896	4.7	32,540	31,373	3.7
Net Revenue	725,647	652,145	11.3	675,531	7.4	1,401,178	1,272,119	10.1

Non-interest Expenses:
Compensation and benefits	453,876	460,023	(1.3)	436,387	4.0	890,263	871,136	2.2
Occupancy and equipment rental	57,892	58,746	(1.5)	52,545	10.2	110,437	116,002	(4.8)
Communication and office supplies	34,192	37,426	(8.6)	33,844	1.0	68,036	74,086	(8.2)
Commissions and floor brokerage	11,232	12,145	(7.5)	10,723	4.7	21,955	23,876	(8.0)
Provision for loan losses	5,856	1,824	221.1	6,134	(4.5)	11,990	6,082	97.1
Other operating expenses	79,401	66,188	20.0	56,879	39.6	136,280	121,231	12.4
Total non-interest expenses	642,449	636,352	1.0	596,512	7.7	1,238,961	1,212,413	2.2
Income before income taxes	83,198	15,793	426.8	79,019	5.3	162,217	59,706	171.7
Provision for income taxes	30,387	6,022	404.6	13,507	125.0	43,894	22,880	91.8
Net income	52,811	9,771	440.5	65,512	(19.4)	118,323	36,826	221.3
Preferred dividends	2,344	—	nm	2,344	nm	4,688	—	nm
Net income available to common shareholders	$50,467	$9,771	416.5	$63,168	(20.1)	$113,635	$36,826	208.6
Earnings per common share:
Basic	$0.74	$0.15	393.3	$0.92	(19.6)	$1.66	$0.55	201.8
Diluted	$0.63	$0.13	384.6	$0.78	(19.2)	$1.41	$0.48	193.8

Weighted average number of common shares outstanding:
Basic	68,556	66,792	2.6	68,386	0.2	68,471	67,186	1.9
Diluted	80,021	75,982	5.3	80,695	(0.8)	80,391	76,084	5.7

Summary Segment Results (Unaudited)
	Three Months Ended					Six Months Ended
(in 000s)	6/30/17	6/30/16	% Change	3/31/17	% Change	6/30/17	6/30/16	% Change
Net revenues:
Global Wealth Management	$451,990	$386,039	17.1	$442,732	2.1	$894,722	$765,843	16.8
Institutional Group	276,153	260,920	5.8	237,467	16.3	513,620	502,196	2.3
Other	(2,496)	5,186	(148.1)	(4,668)	(46.5)	(7,164)	4,080	(275.6)
Total net revenues	$725,647	$652,145	11.3	$675,531	7.4	$1,401,178	$1,272,119	10.1

Operating expenses:
Global Wealth Management	$298,753	$280,986	6.3	$300,680	(0.6)	$599,433	$567,456	5.6
Institutional Group	223,261	218,506	2.2	197,595	13.0	420,856	430,491	(2.2)
Other	120,435	136,860	(12.0)	98,237	22.6	218,672	214,466	2.0
Total operating expenses	$642,449	$636,352	1.0	$596,512	7.7	$1,238,961	$1,212,413	2.2

Operating contribution:
Global Wealth Management	$153,237	$105,053	45.9	$142,052	7.9	$295,289	$198,387	48.8
Institutional Group	52,892	42,414	24.7	39,872	32.7	92,764	71,705	29.4
Other	(122,931)	(131,674)	(6.6)	(102,905)	19.5	(225,836)	(210,386)	7.3
Income before income taxes	$83,198	$15,793	426.8	$79,019	5.3	$162,217	$59,706	171.7

As a percentage of net revenues:
Compensation and benefits
Global Wealth Management	50.7	56.6		51.6		51.1	57.4
Institutional Group	59.6	58.8		60.5		60.0	60.5
Non-comp. operating expenses
Global Wealth Management	15.4	16.2		16.3		15.9	16.7
Institutional Group	21.2	25.0		22.7		21.9	25.2
Income before income taxes
Global Wealth Management	33.9	27.2		32.1		33.0	25.9
Institutional Group	19.2	16.2		16.8		18.1	14.3
Consolidated pre-tax margin (5) (6)	11.5	2.4		11.7		11.6	4.7

Stifel Financial Corp.
Selected Key Metrics
(Unaudited)

Financial metrics:	As of and For the Three Months Ended
(in 000s, except percentages)	6/30/17	6/30/16	3/31/17
Total assets	$19,533,575	$15,385,602	$19,135,892
Total equity	2,845,309	2,490,865	2,777,903
Book value per common share	$39.47	$37.41	$38.40
Return on common equity (7)	7.9%	1.6%	10.0%
Non-GAAP return on common equity (1) (7)	11.1%	8.5%	9.5%
Return on tangible common equity (8)	13.4%	2.8%	17.2%
Non-GAAP return on tangible common equity (1) (8)	18.8%	15.1%	16.2%
Tier 1 common capital ratio (9)	18.2%	20.2%	18.4%
Tier 1 risk based capital ratio (9)	20.5%	20.6%	20.8%
Tier 1 leverage capital ratio (9)	10.3%	11.5%	10.1%
Pre-tax margin on net revenues	11.5%	2.4%	11.7%
Non-GAAP pre-tax margin on net revenues (1)	16.3%	12.9%	14.9%
Effective tax rate	36.5%	38.1%	17.1%
Non-GAAP effective tax rate (1)	37.3%	38.1%	38.6%

(in 000s, except per share amounts)	6/30/17	6/30/16		% Change	3/31/17	% Change
Statistical Information:
Financial advisors (10)	2,277	2,291	(11)	(0.6)	2,299	(1.0)
Locations	399	400		(0.3)	399	—
Total client assets	$258,097,000	$225,983,000	(11)	14.2	$252,448,000	2.2
Fee-based client assets	$79,177,000	$65,491,000		20.9	$75,414,000	5.0
Client money market and insured product	$17,831,000	$17,674,000		0.9	$19,058,000	(6.4)
Secured client lending (12)	$2,999,461	$2,657,313		12.9	$2,962,936	1.2

Stifel Bank & Trust - a component of Global Wealth Management
Selected Key Metrics
(Unaudited)
Selected operating data:	Three Months Ended					Six Months Ended
(in 000s, except percentages)	6/30/17	6/30/16	% Change	3/31/17	% Change	6/30/17	6/30/16	% Change
Net Interest Income	$90,795	$48,536	87.1	$85,710	5.9	$174,814	$94,287	85.4
Bank loan loss provision	5,856	1,824	221.1	6,134	(4.5)	11,991	6,082	97.2
Net charge-offs	2,953	—	n/m	—	n/m	2,953	—	n/m
Net Interest Margin	2.77%	2.34%	18.4	2.66%	4.1	2.71%	2.40%	12.9

Financial Metrics:	As of
(in 000s, except percentages)	6/30/17	6/30/16	3/31/17
Total Assets	$13,598,260	$9,262,027	$13,232,940
Total Equity	978,626	613,325	931,913
Total Loans, net	6,299,669	4,421,583	6,071,272
Total Deposits	12,050,474	7,881,219	11,700,961
Available-for-sale securities, at fair value	3,448,548	2,464,018	3,371,187
Held-to-maturity securities, at amortized cost	3,304,090	2,115,734	3,185,813
Residential real estate	2,248,528	1,228,234	2,214,356
Commercial and industrial	2,064,052	1,424,671	1,830,865
Securities-based loans	1,755,592	1,418,986	1,728,516
Commercial real estate	71,517	83,628	78,522
Loans held for sale	139,676	250,725	206,724
Common equity tier 1 capital ratio (9)	14.9%	13.7%	15.4%
Tier 1 capital ratio (9)	14.9%	13.7%	15.4%
Total capital ratio (9)	15.7%	14.5%	16.2%
Tier 1 leverage ratio (9)	7.2%	7.4%	7.2%

Credit Metrics:
Allowance for loan losses	$54,202	$35,866	$51,298
Allowance as a percentage of retained loans	0.88%	0.86%	0.87%
Net charge-offs as a percentage of average loans	0.05%	0.00%	0.00%
Total nonperforming assets	21,219	34,919	28,036
Nonperforming assets as % of total assets	0.15%	0.37%	0.21%

Global Wealth Management Summary Results of Operations (Unaudited)
	Three Months Ended					Six Months Ended
(in 000s)	6/30/17	6/30/16	% Change	3/31/17	% Change	6/30/17	6/30/16	% Change
Revenues:
Commissions	$120,344	$127,241	(5.4)	$120,577	(0.2)	$240,921	$258,794	(6.9)
Principal transactions	47,741	44,938	6.2	50,917	(6.2)	98,658	86,349	14.3
Brokerage revenues	168,085	172,179	(2.4)	171,494	(2.0)	339,579	345,143	(1.6)

Asset management and service fees	172,889	144,360	19.8	162,664	6.3	335,553	288,712	16.2
Net interest	95,698	54,246	76.4	89,695	6.7	185,393	106,055	74.8
Investment banking	10,641	9,502	12.0	11,854	(10.2)	22,495	17,911	25.6
Other income	4,677	5,752	(18.7)	7,025	(33.4)	11,702	8,022	45.9
Net revenues	451,990	386,039	17.1	442,732	2.1	894,722	765,843	16.8
Non-interest expenses:
Compensation and benefits	229,158	218,553	4.9	228,471	0.3	457,629	439,968	4.0
Non-compensation operating expenses	69,595	62,433	11.5	72,209	(3.6)	141,804	127,488	11.2
Total non-interest expenses	298,753	280,986	6.3	300,680	(0.6)	599,433	567,456	5.6
Income before income taxes	$153,237	$105,053	45.9	$142,052	7.9	$295,289	$198,387	48.8

As a percentage of net revenues:
Compensation and benefits	50.7	56.6		51.6		51.1	57.4
Non-compensation operating expenses	15.4	16.2		16.3		15.9	16.7
Income before income taxes	33.9	27.2		32.1		33.0	25.9

Institutional Group Summary Results of Operations (Unaudited)
	Three Months Ended					Six Months Ended
(in 000s)	6/30/17	6/30/16	% Change	3/31/17	% Change	6/30/17	6/30/16	% Change
Revenues:
Commissions	$51,920	$54,864	(5.4)	$54,697	(5.1)	$106,617	$121,240	(12.1)
Principal transactions	47,962	81,488	(41.1)	65,940	(27.3)	113,902	161,026	(29.3)
Brokerage revenues	99,882	136,352	(26.7)	120,637	(17.2)	220,519	282,266	(21.9)
Capital raising	92,159	56,100	64.3	62,062	48.5	154,221	100,995	52.7
Advisory fees	82,461	67,523	22.1	52,936	55.8	135,397	114,876	17.9
Investment banking	174,620	123,623	41.3	114,998	51.8	289,618	215,871	34.2
Other (13)	1,651	945	74.7	1,832	(9.9)	3,483	4,059	(14.2)
Net revenues	276,153	260,920	5.8	237,467	16.3	513,620	502,196	2.3
Non-interest expenses:
Compensation and benefits	164,532	153,371	7.3	143,640	14.5	308,172	303,989	1.4
Non-compensation operating expenses	58,729	65,135	(9.8)	53,955	8.8	112,684	126,502	(10.9)
Total non-interest expenses	223,261	218,506	2.2	197,595	13.0	420,856	430,491	(2.2)
Income before income taxes	$52,892	$42,414	24.7	$39,872	32.7	$92,764	$71,705	29.4

As a percentage of net revenues:
Compensation and benefits	59.6	58.8		60.5		60.0	60.5
Non-compensation operating expenses	21.2	25.0		22.7		21.9	25.2
Income before income taxes	19.2	16.2		16.8		18.1	14.3

Non-GAAP Financial Measures

The Company utilized certain non-GAAP calculations as additional measures to aid in understanding and analyzing the Company’s financial results for the three and six months ended June 30, 2017 and 2016. Specifically, the Company believes that the non-GAAP measures provide useful information by excluding certain items that may not be indicative of the Company’s core operating results and business outlook. The Company believes that these non-GAAP measures will allow for a better evaluation of the operating performance of the business and facilitate a meaningful comparison of the Company’s results in the current period to those in prior and future periods. Reference to these non-GAAP measures should not be considered as a substitute for results that are presented in a manner consistent with GAAP. These non-GAAP measures are provided to enhance investors' overall understanding of the Company’s current financial performance. The non-GAAP financial information should be considered in addition to, not as a substitute for or as being superior to, operating income, cash flows, or other measures of financial performance prepared in accordance with GAAP. These non-GAAP measures primarily exclude expenses which management believes are, in some instances, non-recurring and not representative of on-going business.

A limitation of utilizing these non-GAAP measures is that the GAAP accounting effects of these charges do, in fact, reflect the underlying financial results of the Company’s business and these effects should not be ignored in evaluating and analyzing its financial results. Therefore, the Company believes that GAAP measures and the same respective non-GAAP measures of the Company’s financial performance should be considered together.

The following table provides details with respect to reconciling net income and earnings per diluted common share on a GAAP basis for the three and six months ended June 30, 2017 and 2016 to net income and earnings per diluted common share on a non-GAAP basis for the same period.

	Three Months Ended			Six Months Ended
(in 000s)	6/30/17	6/30/16	3/31/17	6/30/17	6/30/16
GAAP net income	$52,811	$9,771	$65,512	$118,323	$36,826
Preferred dividend	2,344	—	2,344	4,688	—
Net income available to common shareholders	50,467	9,771	63,168	113,635	36,826

Non-GAAP adjustments:
Merger-related (14)	12,400	53,934	17,114	29,514	67,344
Litigation-related (15)	20,000	—	—	20,000	—
Severance	2,420	—	4,535	6,955	—
Provision for income taxes	(13,640)	(20,536)	(25,355)	(38,952)	(25,806)
Total non-GAAP adjustments	21,180	33,398	(3,706)	17,517	41,538
Non-GAAP net income available to common shareholders	$71,647	$43,169	$59,462	$131,152	$78,364

Weighted average diluted shares outstanding	80,021	75,982	80,695	80,391	76,084

GAAP earnings per diluted common share	$0.66	$0.13	$0.81	$1.47	$0.48
Non-GAAP adjustments	0.26	0.44	(0.04)	0.22	0.55
Non-GAAP earnings per diluted common share	$0.92	$0.57	$0.77	$1.69	$1.03

GAAP earnings per diluted common share available to common shareholders	$0.63	$0.13	$0.78	$1.41	$0.48
Non-GAAP adjustments	0.27	0.44	(0.04)	0.22	0.55
Non-GAAP earnings per diluted common share available to common shareholders	$0.90	$0.57	$0.74	$1.63	$1.03

Footnotes

(1)	Reconciliations of the Company’s GAAP results to these non-GAAP measures are discussed within and under “Non-GAAP Financial Measures.”
(2)	Excludes brokerage revenues included in the Other segment.
(3)	See further discussion of non-GAAP adjustments under “Non-GAAP Financial Measures.”
(4)	During the first quarter of 2017, the Company adopted new accounting guidance associated with stock-based compensation.
(5)

Non-GAAP pre-tax margin for the three months ended June 30, 2017 of 16.3% is calculated by adding litigation and merger-related and severance non-GAAP adjustments of $34.8 million to our GAAP income before income taxes of $83.2 million and dividing it by non-GAAP net revenues for the quarter of $725.6 million. Reconciliations of the Company’s GAAP results to certain non-GAAP measures is discussed within and under “Non-GAAP Financial Measures.”

(6)

Non-GAAP pre-tax margin for the six months ended June 30, 2017 of 15.5% is calculated by adding litigation and merger-related and severance non-GAAP adjustments of $56.5 million to our GAAP income before income taxes of $162.2 million and dividing it by non-GAAP net revenues for the quarter of $1,401.2 million. Reconciliations of the Company’s GAAP results to certain non-GAAP measures is discussed within and under “Non-GAAP Financial Measures.”

(7)

Computed by dividing annualized net income by average common shareholders’ equity or, in the case of non-GAAP return on common equity, computed by dividing non-GAAP net income by average common shareholders’ equity.

(8)

Computed by dividing annualized net income by average tangible shareholders' equity or, in the case of non-GAAP return on tangible common equity, computed by dividing non-GAAP net income by average tangible shareholders' equity. Tangible common shareholders' equity equals total common shareholders' equity less goodwill and identifiable intangible assets.

(9)	Capital ratios are estimates at time of the Company’s earning release.
(10)	Includes 119, 127, and 121 independent contractors at June 30, 2017, June 30, 2016, and March 31, 2017, respectively.
(11)

On July 1, 2016, we sold the independent contractor business acquired with the Sterne Agee transaction in June 2015. As of June 30, 2016, there were 540 independent contractors included in the disposed business unit and $11.5 billion of total client assets. These numbers have been excluded from the table.

(12)	Includes client margin balances held by our broker-dealer subsidiaries and securities-based loans held at Stifel Bank.
(13)	Includes net interest, asset management and service fees, and other income.
(14)

Primarily related to charges attributable to integration-related activities, signing bonuses, amortization of restricted stock awards and promissory notes issued as retention, professional fees, and amortization of intangible assets acquired. These costs were directly related to acquisitions of certain businesses and are not representative of the costs of running the Company’s on-going business.

(15)	Primarily related to costs associated with the Company’s previously disclosed legal matters.

Investor Relations

Joel Jeffrey

(212) 271-3610, investorrelations@stifel.com